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                                 EXHIBIT 10.17

                               UNANIMOUS CONSENT
                           OF THE BOARD OF DIRECTORS
                                       OF
                              HARCOR ENERGY, INC.



     The undersigned, being all of the directors of HarCor Energy, Inc., a Delaware corporation ( the "Corporation"), and acting pursuant to the provisions of Section 141 (f) of the General Corporation Law of the State of Delaware, do hereby consent to, approve and adopt the following resolution:

     WHEREAS, the Board of Directors (the "Board") recognizes that even the possibility of a change of control and the uncertainty and questions which it may raise may result in the departure or distraction of employees to the detriment of the Corporation and its shareholders during a critical time;

     WHEREAS, the Board considers it in the best interest of the Corporation and its shareholders that employees be encouraged to remain with the Corporation in the event of any actual or threatened change of control of the Corporation;

     WHEREAS, the Board recognizes the services of the non-employee directors on the Board to date and, in furtherance of their continued services on the Board, the Board considers it in the best interest of the Corporation and its shareholders that the non-employee directors receive grants of restricted shares of Common Stock with rights and terms as set forth below;

     WHEREAS, the Corporation's Board has determined that appropriate steps should be taken now to reinforce and encourage employees of the Corporation;

     WHEREAS, a "Change of Control" shall occur if (i) the Corporation shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Corporation), (ii) the Corporation sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Corporation), (iii) the Corporation is to be dissolved and liquidated, (iv) and person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of capital stock of the Corporation, or (v) as a result of or in connection with any cash tender or exchange offer, merger or other business combination, sales of assets or a contested election for the board of directors, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before such Transaction shall cease to constitute a majority of the
Board:

     WHEREAS, the "Effective Date" shall mean the first date on which a Change of Control had occurred; and
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     WHEREAS, the "1996 Cash Compensation" shall be equal to employee's total cash paid in 1996, including bonuses (if any)

EMPLOYEE SEVERANCE MATTERS

     RESOLVED, that if the employment of any employee of the Corporation that is employed by the Corporation prior to the Effective Date shall be terminated for any reason, including a voluntary termination by employee, on or after the Effective Date, the Corporation shall pay to each employee of the Corporation a lump sum payment (made within 10 days after the Effective Date) equal to 1 1/2 times such employee's 1996 cash Compensation.

NON-EMPLOEE DIRECTOR RESTRICTED STOCK AWARDS

     RESOLVED, that the Board hereby approves the grant of 10,000 restricted shares of Common Stock to each of the non-employee directors effective as of the date hereof.

     RESOLVED, that the foregoing shares of restricted Common Stock will vest in equal installments over three (3) years; provided, however, that in the event of a Change of Control all such shares of restricted Common Stock will vest immediately prior to the Effective Date.

OTHER

     RESOLVED, that the officers of the Corporation are authorized and empowered to direct the preparation of, and execute on behalf of the Corporation, such agreements and instruments as are necessary to carry out the forgoing resolutions and to take such actions as may be required to carry out the purposes and intents of the foregoing resolutions; all such actions to be performed in such manner as the officer performing the same shall approve, the performance thereof by officer to be conclusive evidence of the approval thereof by such officer and the Board.


     IN WITNESS WHEREOF, the undersigned have executed this Consent effective as of the 17th of March, 1997.



/s/ ROBERT J. CRESCI                     /s/ VINOD K. DAR
-------------------------------          ------------------------------
Robert J. Cresci                         Vinod K. Dar


/s/ DAVID E.K. FRISCHKORN, JR.           /s/ MARK G. HARRINGTON
-------------------------------          ------------------------------
David E.K. Frischkorn, Jr.               Mark G. Harrington

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/s/ AMBROSE K. MONDELL                   /s/ HERBERT L. OAKES, JR.
-------------------------------          ------------------------------
Ambrose K. Monell                        Herbert L. Oakes, Jr.


/s/ FRANCIS H. ROTH
-------------------------------
Francis H. Roth